Exhibit 10.1

GOLDEN MINERALS COMPANY

SUBSCRIPTION AGREEMENT
(NON-BROKERED PRIVATE PLACEMENT OFFERING OF UNITS)

THE UNITS BEING OFFERED FOR SALE MAY BE PURCHASED BY RESIDENTS OF ANY OF

THE PROVINCES AND TERRITORIES OF CANADA AND RESIDENTS OF THE UNITED STATES

OF AMERICA, IN EACH CASE, PURSUANT TO AVAILABLE EXEMPTIONS UNDER

APPLICABLE SECURITIES LEGISLATION

IMPORTANT INSTRUCTIONS

The following items in this Subscription Agreement have been completed (subscriber, please initial each applicable box):

The section entitled “Subscription and Subscriber Information” of this Subscription Agreement.

Schedule A– Canadian Accredited Investor Certificate – All accredited investors resident in a province or territory of Canada must complete and execute Schedule A. If you select categories (j), (k) and/or (l) of Schedule A, you must also complete Appendix 1 to Schedule A – Risk Acknowledgement Certificate.

Schedule B & Schedule C – Qualified Institutional Buyer Letter or U.S. Accredited Investor Certificate – All subscribers located in the United States of America, its territories and possessions, any state of the United States or the District of Columbia (the “United States”) or that are a U.S. person (as such term is defined in Regulation S under the U.S. Securities Act of 1933, as amended) must complete and execute the Qualified Institutional Buyer Letter, or the U.S. Accredited Investor Certificate, as applicable.

Delivery of Subscription Agreement and Payment of Purchase Price:

A completed and fully executed copy of this Agreement, including the items required to be completed as set out above, must be received by no later than 5:00 pm Eastern time on Wednesday, November 4, 2026, by email to the attention of Barbara Henderson, Corporate Secretary, via email to barbara.henderson@goldenminerals.com, or at such other times, dates or places as Golden Minerals Company (the “Company”) may determine. Additionally, payment of the Purchase Price (as defined herein) must be received no later than 5:00 pm Eastern time on Wednesday, November 4, 2026 by way of:

(a)	a certified cheque, money order or bank draft made payable to “Golden Minerals Company”;

(b)	electronic money transfer made to:

INTERMEDIARY BANK:	[***]
SWIFT CODE:	[***]
RECEIVING BANK:	[***]
SWIFT CODE:	[***]
BENEFICIARY CUSTOMER:	[***]
BENEFICIARY ACCOUNT NUMBER:	[***]
REFERENCE:	[***]

(c)	in such other manner as may be provided for by the Company.

SUBSCRIPTION AGREEMENT

TO:                GOLDEN MINERALS COMPANY (the “Company”)

The undersigned, on its own behalf, and, if applicable, on behalf of those for whom the undersigned is contracting hereunder, hereby irrevocably subscribes for and agrees to purchase from the Company that number of units of the Company (the “Purchased Units” and each individually, a “Purchased Unit”) at a price of C$0.28 per Purchased Unit (the “Subscription Price”), on the terms and conditions set out herein. Each Purchased Unit consists of one share of common stock of the Company (a “Unit Share”) and one half of one warrant to purchase one share of common stock of the Company (each full warrant, a “Warrant”). Each Warrant shall entitle the holder thereof to acquire one Common Share (a “Warrant Share”) at an exercise price of C$0.45 until the date which is 24 months following the Closing Date (as defined herein). If at any time following the expiry of the initial four (4) month hold period applicable to the Warrants, the volume weighted average trading price of the Common Shares (or any successor securities thereto) on the Toronto Stock Exchange (“TSX”) (or on such other recognized stock exchange on which such securities are then listed and primarily traded) is greater than CAD$0.90 for ten (10) consecutive trading days, the Company may accelerate the expiry date of the Warrants to a date that is not less than thirty (30) days following the date on which notice of such acceleration is delivered to holders of the Warrants (which notice may be given by way of press release disseminated via any newswire service), provided that such notice is delivered within fifteen (15) days of the occurrence of such event. This subscription agreement, which for greater certainty includes and incorporates the attached schedules, is referred to herein as the “Agreement”. The aggregate subscription price (the “Purchase Price”) of the Purchased Units shall be an amount equal to the number of Purchased Units multiplied by the Subscription Price.

The Warrants will be governed by the terms and conditions set out in the certificate(s) representing the Warrants (each, a “Warrant Certificate”), to be delivered by the Company on Closing (as defined herein). The Warrant Certificates will contain, among other things, provision for the appropriate adjustment in the class, number and exercise price of the Warrant Shares upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Common Shares or upon the merger or reorganization of the Company, as well as acceleration provisions. The description of the Warrants contained herein is subject in all respects to the terms and conditions set forth in the Warrant Certificates. In the event of a conflict or inconsistency between the description of the Warrants contained herein and the Warrant Certificates, the Warrant Certificates shall be paramount and shall govern.

The Purchased Units are available upon and subject to the terms and conditions set forth herein, including the terms, representations, warranties, covenants and acknowledgements herein and in the schedules attached hereto. References to “C$” or “$” refer to Canadian dollars. A completed and duly executed copy of this Agreement, including completed and executed copies of the applicable schedules attached hereto, must be delivered by no later than 5:00 pm Eastern time on Wednesday, November 4, 2026, or at such other times, dates or places as the Company may determine.

On the applicable Closing Date, if the terms and conditions contained in this Agreement have been complied with to the satisfaction of the Company or waived by the Company, all completed subscription agreements, including this Agreement, shall be delivered to the Company against: (i) delivery by the Company of one or more share certificates or DRS statements representing the Unit Shares comprising the Purchased Units; (ii) delivery by the Company of one or more Warrant Certificates representing the Warrants comprising the Purchased Units; and (iii) delivery by the Company of such other documentation as may be required by the Company.

[Subscription Agreement continues on following page.]

SUBSCRIPTION AND SUBSCRIBER INFORMATION
Please print all information (other than signatures), as applicable, in the space provided below

NAME AND ADDRESS OF SUBSCRIBER: (please print clearly)	SUBSCRIPTION FOR PURCHASED UNITS
_______________________________________________ Name of Subscriber (please print)	Number of Purchased Units:	________________
By: X__________________________________________ Signature/Authorized signature	Subscription Price:	C$0.28 per Purchased Unit
_________________________________________________ Official capacity or title (only if the Subscriber is NOT an individual)	Aggregate Subscription Price:	_______________________________________

(Please print name of individual whose signature appears above if different than the name of the Subscriber printed above)

Subscriber’s address

________________________________________________
Address continued, including city, province/territory, country and postal code

_________________________________________________
Subscriber’s telephone number (required)

_________________________________________________
Subscriber’s email address (required)

By executing this Agreement, you are consenting to the collection, use and disclosure of personal information in the manner described in the personal information and privacy section 7(mm) of this Agreement.

Disclosed Beneficial Purchaser Information:

If the Subscriber is signing as agent for a principal and is not a trust company or trust corporation purchasing as trustee or agent for accounts fully managed by the Subscriber or a person acting on behalf of a fully managed account managed by the Subscriber, and in each case satisfying the criteria set forth in Section 73.3(1) of the Securities Act (Ontario) or National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”), as applicable, complete the following and ensure that Schedule A is completed on behalf of such principal:

_________________________________________________
Name of Disclosed Principal (please print)

_________________________________________________

Address of Disclosed Principal

_________________________________________________
Address continued, including city, province/territory/state, country and postal/zip code

_______________________________________________
Telephone Number of Disclosed Principal (required)

_______________________________________________
E-mail address of Disclosed Principal (required)

_________________________________________________
Account Reference (if applicable)

REGISTRATION INSTRUCTIONS (please print clearly):

_________________________________________________________
Registration Name (please print)

Registration Address

_________________________________________________________
Address continued, including city, province/territory, country and postal code

_________________________________________________________
Account # (ONLY applicable if registering and depositing the securities into a brokerage or corporate account – not if registering in own name)

DELIVERY INSTRUCTIONS: (if different from registration instructions) (please print clearly):

_________________________________________________________
Name of Contact (please print)

Delivery Address

_________________________________________________________
Address continued, including city, province/territory, country and postal code

_________________________________________________________
Contact’s Telephone Number

_________________________________________________________
Contact’s Email Address

Acceptance by the Company:

The Company hereby accepts the subscription set forth above on the terms and conditions set out in this Agreement.

DATED this ____ day of ________________, 2026.

GOLDEN MINERALS COMPANY

By:	X
Authorized Signing Officer

TERMS AND CONDITIONS OF SUBSCRIPTION FOR THE PURCHASED UNITS

1.            Offering

Any capitalized term or terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such term or terms in Section 2 – Definitions.

This Agreement is to confirm your agreement to purchase from the Company, subject to the terms and conditions set forth herein, that total number of Purchased Units set out next to your name on the “Subscription and Subscriber Information” above at the Subscription Price.

The Subscriber acknowledges and agrees (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that its subscription for the Purchased Units hereunder forms part of a larger issuance and sale by the Company of Units on a non-brokered private placement basis, for aggregate gross proceeds of approximately C$5,000,000 (the “Offering”).

The Subscriber, on its own behalf and on behalf of each beneficial purchaser, if any, for whom it is contracting under this Agreement, acknowledges and agrees that the rights of the holders of the Unit Shares and Warrants may be modified from time to time.

2.            Definitions

Definitions: In this Agreement, unless the context otherwise requires:

(a)	“Act” means the Securities Act (Ontario);

(b)	“Agreement” means this subscription agreement as the same may be amended, supplemented or restated from time to time and includes the schedules and appendices attached hereto;

(c)	“Business Day” means any day other than a Saturday or Sunday or other day on which banking institutions located in the City of Toronto, Ontario are required or permitted to close;

(d)	“Canadian Offering Jurisdictions” means each of the provinces and territories of Canada;

(e)	“Closing” means the completion of any issue and sale by the Company, and the purchase by one or more subscribers, of the Units pursuant to the provisions of this Agreement;

(f)	“Closing Date” means any date on which any Closing takes place, with the initial Closing being on or about November 9, 2026, or such other date as the Company may determine;

(g)	“Closing Time” means 8:00 am Eastern time on the applicable Closing Date, or such other time or times as the Company, may determine;

(h)	“Common Shares” means the shares of common stock of the Company as constituted on the date hereof, and “Common Share” means any one Common Share;

(i)	“Control Person” has the meaning set forth in section 1(1) of the Act;

(j)	“Company” means Golden Minerals Company, a corporation existing under the laws of the State of Delaware;

(k)	“Dollar” or “C$” or “$” means a dollar of lawful money of Canada;

(l)	“including” means including, without limitation, and “include” and “includes” each have a corresponding meaning;

(m)	“NI 45-106” means National Instrument 45-106 – Prospectus Exemptions;

(n)	“Offering” has the meaning set out in Section 1 hereof;

(o)	“Person” includes: an individual; a corporation; a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(p)	“Purchase Price” has the meaning ascribed to such term herein;

(q)	“Purchased Units” has the meaning ascribed to such term herein;

(r)	“Qualified Institutional Buyer” means a “qualified institutional buyer” as defined in Rule 144A under the U.S. Securities Act that is also a U.S. Accredited Investor;

(s)	“Regulation S” means Regulation S as promulgated under the U.S. Securities Act;

(t)	“Securities Laws” means, collectively, the securities laws and regulations in each of the Canadian Offering Jurisdictions, together with all written instruments, rules and orders having the force of law of the securities regulators or regulatory authorities in each of the Canadian Offering Jurisdictions;

(u)	“Subscriber” or “you” means the Person purchasing the Purchased Units and whose name appears on the first execution page hereof and who has signed this Agreement or, if the Person whose name appears on the first execution page hereof has signed this Agreement as agent for, or on behalf of, a beneficial purchaser and is not a trust company, trust corporation or portfolio manager deemed to be purchasing the Purchased Units as principal under NI 45-106, the Person who is the beneficial purchaser of the Purchased Units as disclosed on the execution pages hereof;

(v)	“Subscription Price” means C$0.28 per Purchased Unit;

(w)	“Unit” means a unit of the Company consisting of one Unit Share and one half of one Warrant;

(x)	“Unit Share” has the meaning ascribed to such term herein;

(y)	“U.S. Accredited Investor” means an “accredited investor” as defined in Rule 501(a) of Regulation D under the U.S. Securities Act;

(z)	“U.S. Person” means a “U.S. person” as defined in Rule 902(k) of Regulation S;

(aa)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

(bb)	“Warrant” has the meaning ascribed to such term herein;

(cc)	“Warrant Certificates” has the meaning ascribed to such term herein; and

(dd)	“Warrant Share” has the meaning ascribed to such term herein.

3.            Acceptance or Rejection of Subscription

(a)	The Subscriber acknowledges and agrees that the Company reserves the right, in its absolute discretion, to reject this subscription for Purchased Units, in whole or in part, at any time prior to the Closing Time. The Subscriber and each beneficial purchaser, if any, acknowledges and agrees that the acceptance of this offer will be conditional upon the issue and sale of the Purchased Units to the Subscriber and each beneficial purchaser, if any, being exempt from any prospectus or offering memorandum requirements of Securities Laws or the equivalent provisions of securities laws of any other applicable jurisdiction, as the case may be. The Company will be deemed to have accepted this Agreement upon the Company’s execution of the acceptance of this Agreement and the delivery at the Closing of the Purchased Units to the Subscriber. If this subscription is rejected in whole, any cheques or other forms of payment delivered pursuant to the terms hereof representing the Purchase Price will be promptly returned to the Subscriber, without interest or deduction. If this subscription is accepted only in part, a cheque or other form of payment representing any refund of the Purchase Price for that portion of the subscription for the Purchased Units which is not accepted will be promptly delivered to the Subscriber, without interest or deduction.

(b)	The Subscriber hereby confirms its irrevocable subscription for and offer to purchase the Purchased Units from the Company, on and subject to the terms and conditions set out in this Agreement, for the Purchase Price which is payable as described in Section 4 hereto.

4.            Conditions of Purchase and Sale

(a)	The Subscriber acknowledges and agrees that the obligations of the Company hereunder are conditional on the fulfillment of the following conditions at or prior to the Closing Time:

(i)	not later than 5:00 pm Eastern time on Wednesday, November 4, 2026 or such other time(s) or date(s) as the Company may specify, the Subscriber having properly completed, signed and delivered this Agreement (including all applicable schedules hereto) to the Company, by email to the attention of Barbara Henderson, Corporate Secretary, at barbara.henderson@goldenminerals.com, or in such other manner as the Company may determine;

(ii)	not later than 5:00 pm Eastern time on Wednesday, November 4, 2026, or such other time(s) or date(s) as the Company may specify, payment by the Subscriber of the Purchase Price payable by it hereunder to the Company or to such other person as instructed by the Company:

A.	by certified cheque, money order or bank draft, payable to “Golden Minerals Company”, or as otherwise instructed by the Company;

B.	electronic money transfer made to:

INTERMEDIARY BANK:	[***]
SWIFT CODE:	[***]
RECEIVING BANK:	[***]
SWIFT CODE:	[***]
BENEFICIARY CUSTOMER:	[***]
BENEFICIARY ACCOUNT NUMBER:	[***]

C.	in such other manner as may be provided for by the Company;

(iii)	the Subscriber having executed and returned to the Company, at the Company’s request, all other documents as may be required under Securities Laws for delivery by the Company in connection with the Subscriber’s subscription for the Purchased Units;

(iv)	the representations and warranties made by the Subscriber herein (including representations and warranties made in any Schedule attached hereto, as applicable), being true and correct when made and being true and correct at the Closing Time with the same force and effect as if they had been made on and as of the Closing Time; and

(v)	all covenants, agreements and conditions contained in this Agreement to be performed by the Subscriber having been performed or complied with in all material respects on or prior to the applicable Closing Date.

(b)	Any obligation of the Company to sell the Purchased Units to the Subscriber is subject to:

(i)	acceptance by the Company of the Subscriber’s subscription pursuant to this Agreement, in whole or in part, subject to the Company’s sole and absolute discretion;

(ii)	the Offering being exempt from the requirements to file a prospectus, registration statement or similar document contained in any Securities Laws applicable to the sale of the Purchased Units or upon the issue of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement or filing or delivering a similar document;

(iii)	performance by the Subscriber of its covenants under and in accordance with this Agreement; and

(iv)	the truth, at the time of acceptance and on the applicable Closing Date, of the Subscriber’s representations and warranties in this Agreement (including representations and warranties made in any schedules, appendix or certificate attached hereto or part hereof, as applicable).

(c)	The Subscriber understands that the information provided herein will be relied upon by the Company and its counsel for the purposes of determining the eligibility of the Subscriber to purchase the Purchased Units. The Subscriber agrees to provide upon request any additional information that the Company determines necessary or appropriate in determining the Subscriber’s eligibility to purchase the Purchased Units.

5.            The Closing

Delivery and payment for the Purchased Units and issuance thereof will be completed via electronic exchange at the Closing Time.

If, at the Closing Time, the terms and conditions contained in this Agreement have been complied with to the satisfaction of the Company, or waived by the Company, the completed subscription agreements, including this Agreement, shall be delivered to the Company and the Purchase Price shall be delivered to the Company against delivery of one or more share certificates or Direct Registration System (DRS) advices representing the Unit Shares comprising the Purchased Units and one or more Warrant Certificates governing the Warrants comprising the Purchased Units (or such other evidence of issue of the Unit Shares and Warrants comprising the Purchased Units as the Company may determine) and such other documentation as may be required pursuant to this Agreement.

If, at the Closing Time, the terms and conditions contained in this Agreement have not been complied with to the satisfaction of the Company or waived by the Company, the Company and the Subscriber will have no further obligations under this Agreement.

At the Closing, the Subscriber will take up, purchase and pay for the Purchased Units upon acceptance of this offer by the Company. It is anticipated that the securities purchased hereunder will be issued and delivered in the form of one or more share certificates representing the Unit Shares and Warrant Certificates representing the Warrants, together comprising the Purchased Units on the applicable Closing Date.

6.            Conditions of Closing

The Subscriber acknowledges that the Company’s obligation to issue and sell the Purchased Units to the Subscriber is subject to, among other things, the following conditions:

(a)	the Subscriber executing and returning the executed Agreement (including all applicable schedules hereto) to the Company, in accordance with Section 4 hereof;

(b)	the fulfilment at or before the Closing Time of each of the conditions of the Closing set out in this Agreement to be fulfilled by the Subscriber, except those conditions that are waived by the Company;

(c)	performance by the Subscriber of its covenants required to be performed by it under this Agreement prior to the applicable Closing Date;

(d)	with respect to the Purchased Units, the Company having obtained all required board, shareholder, third party and regulatory approvals to permit the completion of the transactions contemplated hereby; and

(e)	the offer, issue, sale and delivery of the Purchased Units being exempt from the requirements to file a prospectus, registration statement or offering memorandum, within the meaning of Securities Laws, or any similar document under applicable Securities Laws relating to the issue, sale and delivery of the Purchased Units, or the Company having received such orders, consents or approvals as may be required to permit such issue, sale and delivery of the Purchased Units without the requirement of filing a prospectus or registration statement or delivering an offering memorandum or any similar document.

7.            Representations, Warranties, Covenants and Acknowledgements of the Subscriber

By executing this Agreement, the Subscriber on its own behalf and, if applicable, on behalf of a principal for whom it is acting hereunder, represents, warrants, covenants and acknowledges to and with the Company (and acknowledges that the Company and its counsel are relying thereon) that:

Authorization and Effectiveness

(a)	if the Subscriber is an individual, the Subscriber is of the full age of majority in the jurisdiction in which this Agreement is executed and has all requisite legal capacity and competence to execute, deliver and be bound by this Agreement, to perform all of its obligations and covenants hereunder and to undertake all actions required of the Subscriber hereunder;

(b)	if the Subscriber is not an individual, the Subscriber has the requisite power, authority and legal capacity to execute, deliver and be bound by this Agreement, to perform all of its obligations and covenants hereunder and to undertake all actions required of the Subscriber hereunder, all necessary approvals of its directors, partners, shareholders, trustees or otherwise with respect to such matters have been given or obtained and the individual signing this Agreement has been duly authorized to do so;

(c)	if the Subscriber is a body corporate, the Subscriber is incorporated or organized and validly subsisting under the laws of its jurisdiction of incorporation or organization;

(d)	if the Subscriber is acting as principal, this Agreement has been duly and validly authorized, executed and delivered by the Subscriber, and, when accepted by the Company, will constitute a legal, valid and binding obligation enforceable against the Subscriber in accordance with the terms hereof (subject to bankruptcy, insolvency and other laws limiting the enforceability of creditors’ rights and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction);

(e)	if the Subscriber is acting as agent or trustee (including, for greater certainty, a portfolio manager or comparable adviser) for a principal, the Subscriber is duly authorized to execute and deliver this Agreement and all other necessary documents in connection with such subscription on behalf of such principal, each of whom is subscribing as principal for its own account and not for the benefit of any other person, and this Agreement has been duly and validly authorized, executed and delivered by or on behalf of, and, when accepted by the Company, will constitute a legal, valid and binding obligation enforceable in accordance with the terms hereof (subject to bankruptcy, insolvency and other laws limiting the enforceability of creditors’ rights and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction) against, such principal, and the Subscriber acknowledges that (i) the Subscriber is liable to the same extent as its principal for any breach of this Agreement and agrees to indemnify the Company for any loss arising from any lack of authority, and (ii) the Company may be required by law to disclose to certain regulatory authorities the identity of such principal for whom it is acting;

(f)	the execution and delivery of this Agreement, the performance and compliance with the terms hereof, the subscription for the Purchased Units (and any subsequent exercise of the Warrants) and the completion of the transactions contemplated hereby will not result in any breach of, or be in conflict with or constitute a default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a default under any term or provision of the constating documents, by-laws or resolutions of the Subscriber (if not an individual), the Securities Laws or any other applicable law, any agreement to which the Subscriber is a party or any applicable regulation, judgment, decree, order or ruling to which the Subscriber is bound;

(g)	the Subscriber is not a person created or used solely to purchase or hold securities in order to comply with or rely upon an exemption from the prospectus requirements of applicable Securities Laws and the Subscriber does not act jointly or in concert with any other person or company for the purposes of acquiring securities of the Company;

Residence

(h)	the Subscriber is resident, or if not an individual, has a head office, in the jurisdiction indicated on the “Subscription and Subscriber Information” section of this Agreement and such address was not created and is not used solely for the purpose of acquiring Purchased Units. The purchase by and sale to the Subscriber of the Purchased Units and any act, solicitation, conduct or negotiation directly or indirectly in furtherance of such purchase or sale, has occurred only in such jurisdiction and the Subscriber intends that the Securities Laws govern such sale to and purchase by the Subscriber;

All Subscribers

(i)	the Subscriber is eligible to purchase the Purchased Units pursuant to an exemption from the prospectus and registration requirements of applicable Securities Laws;

(j)	the Subscriber is purchasing the Purchased Units for investment purposes only and not with a view to resale or distribution;

(k)	unless the Subscriber is acting as agent or trustee pursuant to paragraph (e) above, or has filled out the “Disclosed Beneficial Purchaser Information” on the “Subscription and Subscriber Information” page, the Subscriber (as indicated under “Name of Subscriber” on such page) is purchasing the Purchased Units for its own account, and not for the benefit of any other person;

(l)	the Subscriber confirms that the acknowledgements, representations, warranties, covenants and information contained herein and therein are true and correct as of the date hereof and will be true and correct as of the Closing Time and if less than a complete copy of this Agreement is delivered to the Company, the Company and its advisors are entitled to assume that the Subscriber accepts and agrees to all the terms and conditions of the pages not delivered, unaltered;

Accredited Investors

(m)	if the Subscriber is an accredited investor as such term is defined in Section 73.3(1) of the Act or NI 45-106, as applicable, the Subscriber has completed, executed and delivered to the Company the Accredited Investor Certificate in the form attached hereto as Schedule A (and Appendix 1 to Schedule A, if applicable) indicating that the Subscriber fits within one of the prospectus exemption categories under applicable Securities Laws as set forth therein, and confirms the truth and accuracy of all representations, warranties and covenants made in such certificate as of the date of this Agreement and as of the Closing Time;

U.S. Subscribers

(n)	unless the Subscriber is a U.S. Accredited Investor that has completed, signed and delivered the U.S. Accredited Investor Certificate attached as Schedule C hereto or a Qualified Institutional Buyer that has completed, signed and delivered the Qualified Institutional Buyer Letter attached as Schedule B hereto, the Subscriber represents and warrants that (i) it is not located in the United States, (ii) it is not a U.S. Person, (iii) the Purchased Units were not offered to the Subscriber in the United States, (iv) at the time the buy order for the Purchased Units originated, the Subscriber was outside the United States, (v) this Agreement was executed and delivered by (or on behalf of) the Subscriber outside the United States, (vi) it is not purchasing the Purchased Units for the account or benefit of a U.S. Person or a person in the United States, and (vii) it has not purchased the Purchased Units as a result of any form of “directed selling efforts” (as defined in Regulation S);

(o)	the Subscriber understands that the Unit Shares and the Warrants (and the underlying Warrant Shares) have not been registered under the U.S. Securities Act or the securities laws of any state of the United States and are “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act, including, pursuant to Rule 905 of Regulation S, following any resale outside the United States; the Unit Shares and the Warrants (and the underlying Warrant Shares) may not be offered or sold, directly or indirectly, in the United States or to a U.S. Person, and the Warrants may not be exercised in the United States or by a U.S. Person, unless registered (or exempt from registration) under the U.S. Securities Act and the securities laws of all applicable states; hedging transactions involving such securities may not be conducted unless in compliance with the U.S. Securities Act; and the Company has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of the issuance of any of the Unit Shares or the Warrants (or the underlying Warrant Shares), provided that the Company will undertake to file a registration statement under the U.S. Securities Act to permit the resale of the Unit Shares and the Warrant Shares, and there is no guarantee that such registration statement will become effective;

Risks of Private Placement

(p)	the Subscriber acknowledges that:

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Purchased Units, Unit Shares or Warrants comprising the Purchased Units (or the underlying Warrant Shares);

(ii)	there is no government or other insurance covering the Purchased Units;

(iii)	there are risks associated with the purchase of the Purchased Units, and the Subscriber has read and understands such risks and is comfortable investing in the Purchased Units notwithstanding such risks;

(iv)	there are restrictions on the Subscriber’s ability to resell the Purchased Units (including the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares)) and it is the responsibility of the Subscriber to determine any such restrictions and to comply with them before selling the Purchased Units (including the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares)); and

(v)	the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus under Securities Laws and, as a consequence of acquiring the Purchased Units pursuant to these exemptions, certain protections, rights and remedies provided by Securities Laws, including certain applicable statutory rights of rescission or damages, will not be available to the Subscriber.

No Prospectus or Undisclosed Information

(q)	the Subscriber understands that the Purchased Units are only being offered on a private placement basis and that the sale of the Purchased Units is therefore conditional upon such sale being exempt from the requirements to file and obtain a receipt for a prospectus or registration statement or to deliver an offering memorandum, and no prospectus or registration statement has been filed by the Company with any securities commission or similar regulatory authority in any jurisdiction in connection with the issuance of the Purchased Units. As a result of acquiring the Purchased Units pursuant to such exemptions, the Subscriber acknowledges and confirms that:

(i)	the Subscriber may be restricted from using some of the protections, rights and remedies otherwise available under Securities Laws, including applicable statutory rights of rescission or damages in the event of a misrepresentation;

(ii)	the Subscriber may not receive information that would otherwise be required to be provided to it under Securities Laws or contained in a prospectus prepared in accordance with applicable Securities Laws;

(iii)	the Company is relieved from certain obligations that would otherwise apply under Securities Laws; and

(iv)	the common law may not provide investors with an adequate remedy in the event they suffer investment losses in connection with securities acquired in a private placement;

(r)	the Subscriber has not received or been provided with a prospectus, registration statement or offering memorandum, within the meaning of Securities Laws, or any sales or advertising literature in connection with the Offering. The Subscriber’s decision to subscribe for the Purchased Units was not based upon, and the Subscriber has not relied upon, any verbal or written representations as to any fact made by or on behalf of the Company and its respective directors, officers, employees, agents and representatives, other than set out in this Agreement and the schedules attached hereto. The Subscriber’s decision to subscribe for the Purchased Units was based solely upon this Agreement and the schedules attached hereto;

(s)	none of the Company, counsel to the Company and their respective directors, officers, employees, agents and representatives assume responsibility or liability of any nature whatsoever for the accuracy or adequacy of any publicly available information concerning the Company;

Investment Suitability

(t)	the Subscriber confirms that the Subscriber:

(i)	has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Purchased Units, the Unit Shares and the Warrants comprising the Purchased Units, and the Warrant Shares issuable upon exercise of the Warrants;

(ii)	is capable of assessing the proposed investment in the Purchased Units as a result of the Subscriber’s own experience or as a result of advice received from a person registered under applicable Securities Laws;

(iii)	is aware of the characteristics of the Purchased Units, the Unit Shares and the Warrants comprising the Purchased Units, and the Warrant Shares issuable upon exercise of the Warrants and the risks relating to an investment therein; and

(iv)	is able to bear the economic risk of loss of its investment in the Purchased Units, the Unit Shares and the Warrants comprising the Purchased Units, and the Warrant Shares issuable upon exercise of the Warrants;

(u)	the Subscriber understands that no securities commission, stock exchange, governmental agency, regulatory body or similar authority has made any finding or determination or expressed any opinion with respect to the merits of investing in the Purchased Units, the Unit Shares and the Warrants comprising the Purchased Units, and the Warrant Shares issuable upon exercise of the Warrants nor is there any government or other insurance covering the Purchased Units, the Unit Shares and the Warrants comprising the Purchased Units, and the Warrant Shares issuable upon exercise of the Warrants;

(v)	the Subscriber is aware, acknowledges and understands that the Company has applied to the TSX for an exemption from the shareholder approval requirements otherwise applicable to the Offering in reliance on the “financial hardship” exemption under Section 604(e) of the TSX Company Manual, as disclosed in the Company’s press release respecting the Offering dated October 26, 2026;

No Representations

(w)	the Subscriber confirms that neither the Company nor any of its directors, employees, officers, representatives, agents or affiliates have made any representations (written or oral) to the Subscriber:

(i)	regarding the future price or value of the Unit Shares or the Warrants (or the underlying Warrant Shares);

(ii)	that any person will resell or, other than as provided for in this Agreement, repurchase the Unit Shares or the Warrants (or the underlying Warrant Shares); or

(iii)	that any person will refund the purchase price of the Purchased Units;

Limitations on Resale

(x)	the Subscriber understands that it may not be able to resell the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares) except in accordance with limited exemptions available under applicable Securities Laws, and that the Subscriber is solely responsible for (and the Company is not in any way responsible for) the Subscriber’s compliance with applicable resale restrictions. The Subscriber will comply with all applicable Securities Laws concerning the subscription, purchase, holding and resale of the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares) and will not resell any of the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares) except in accordance with the provisions of applicable Securities Laws;

(y)	the Subscriber acknowledges that it may not transfer the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares) to a U.S. Person or to a person in the United States or to or for the account or benefit of a U.S. Person or a person in the United States unless the Company consents in writing (such consent not to be unreasonably withheld or delayed) and, if requested by the Company, the Subscriber has delivered to the Company a written opinion of counsel reasonably satisfactory to the Company stating that such transfer is exempt from the registration requirements of the U.S. Securities Act and applicable U.S. state securities laws;

(z)	the Subscriber acknowledges that the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares) may only be transferred or assigned in compliance with applicable laws (including applicable Securities Laws, the U.S. Securities Act and applicable U.S. state securities laws) and will be subject to statutory resale restrictions under the Securities Laws in the jurisdiction in which the Subscriber resides or under other applicable securities laws;

(aa)	the Subscriber covenants that it will not resell the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares) except in compliance with such laws and the Subscriber acknowledges that it is solely responsible (and the Company is not in any way responsible) for such compliance;

(bb)	the Subscriber acknowledges that, pursuant to applicable Securities Laws, the assignment, transfer, hypothecation or pledge of the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares) is restricted;

Legends

(cc)	there are restrictions on the ability to resell the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares) and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares), and the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares) may not be resold under Securities Laws until after the expiry of the applicable “hold” or “restricted” period attaching to the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares) unless sold pursuant to an exemption under Securities Laws. Certificates evidencing the Unit Shares and the Warrant Certificates representing the Warrants together comprising the Purchased Units and the underlying Warrant Shares (and any replacement certificate issued prior to the expiration of the applicable hold periods) which it shall receive will bear a legend referring to such restrictions on resale and neither the Company nor any transfer agent of the Company will register any transfers of the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares) that are not made in compliance with such restrictions on resale. For purposes of complying with applicable Securities Laws, including National Instrument 45-102 – Resale of Securities, the Subscriber understands and acknowledges that certificates or DRS statements evidencing the Unit Shares and the Warrant Certificates representing the Warrants comprising the Purchased Units (and the underlying Warrant Shares) (and any replacement certificate issued prior to the expiration of the applicable hold periods) which it shall receive will bear a legend, substantially in the following form (and with the necessary information inserted), referring to such restrictions on resale and neither the Company nor any transfer agent of the Company will register any transfers of the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares) that are not made in compliance with such restrictions on resale:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 10, 2027

In addition, the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares), other than those issued to Qualified Institutional Buyers that have completed, signed and delivered the Qualified Institutional Buyer Letter attached as Schedule B hereto and agreed in writing to the transfer restrictions set forth therein in lieu of a U.S. restrictive legend, will be evidenced by physical certificates that will bear the U.S. restrictive legends set forth in Schedule C hereto, including where such securities are issued to persons outside the United States.

Not Proceeds of Crime

(dd)	the funds representing the Purchase Price which will be advanced by the Subscriber hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), as may be amended from time to time (the “PCMLTFA”) or for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act, as may be amended from time to time (the “PATRIOT Act”) and the Subscriber acknowledges that the Company may in the future be required by law to disclose the Subscriber’s name and other information relating to this Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA and the PATRIOT Act. To the best of the Subscriber’s knowledge: (i) none of the funds representing the Purchase Price to be provided by the Subscriber: (A) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States or any other jurisdiction; or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber; and (ii) the Subscriber shall promptly notify the Company if the Subscriber discovers that any of such representations cease to be true, and provide the Company with appropriate information in connection therewith;

No Financial Assistance

(ee)	the Subscriber has not received and does not expect to receive any financial assistance from the Company, directly or indirectly, in respect of the Subscriber’s purchase of the Purchased Units and the Company has not had regard to the Subscriber’s particular objectives, financial situation or needs;

No Advertising

(ff)	the Subscriber has not become aware of any advertisement in printed media of general and regular paid circulation or on radio, television or other form of telecommunication or any other form of advertisement (including electronic display or the Internet including but not limited to the Company’s website) or sales literature with respect to the distribution of the Purchased Units or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

No Other Fees

(gg)	the Subscriber confirms that there is no person acting or purporting to act on behalf of the Subscriber in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee. If any other person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Purchased Units on account of the Subscriber’s subscription, the Subscriber covenants to indemnify and hold the Company harmless with respect thereto and with respect to all costs reasonably incurred in the defence thereof;

Other Documents

(hh)	if required by Securities Laws or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Company in filing such reports, undertakings and other documents with respect to the subscription for and issuance of the Purchased Units (and the underlying Warrant Shares);

Subscriber’s Responsibility for Legal and Financial Advice

(ii)	the Subscriber acknowledges that purchasing, holding and disposing of the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares) may have legal and tax consequences in any applicable jurisdictions and the Subscriber confirms that it is solely responsible for obtaining its own legal, tax, investment and other professional advice with respect to the execution, delivery and performance by it of this Agreement and the transactions contemplated hereunder including the suitability of the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares) as an investment for the Subscriber, the tax consequences of purchasing and dealing with the Purchased Units and the resale restrictions and “hold periods” to which the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares) are or may be subject under Securities Laws. The Subscriber has not relied upon any statements made by or purporting to have been made on behalf of the Company or their counsel with respect to such matters;

(jj)	the Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any legal counsel, tax advisors, or other professional advisors retained by the Subscriber) relating to the Offering shall be borne solely by the Subscriber;

Registration

(kk)	the Subscriber is not engaged in the business of trading in securities or exchange contracts as a principal or agent and does not hold himself, herself or itself out as engaging in the business of trading in securities or exchange contracts as a principal or agent, or is otherwise exempt from any requirements to be registered as a dealer under National Instrument 31-103 – Registration Requirements, Exemptions and Ongoing Registrant Obligations;

Not a Control Person

(ll)	the Subscriber is not a Control Person of the Company and will not become a Control Person of the Company by virtue of its subscription for Purchased Units hereunder and the Subscriber does not intend to act in concert with any other person or persons to form a control group of the Company;

Personal Information and Privacy

(mm)	the Subscriber acknowledges that this Agreement (including all schedules and appendices attached hereto) requires the Subscriber to provide certain personal information relating to the Subscriber to the Company. Such information is being collected and will be used by the Company for the purposes of completing the Offering, which includes, without limitation, determining the Subscriber’s eligibility to purchase the Purchased Units under Securities Laws, preparing and registering certificates or DRS statements representing securities or arranging for non-certificated, electronic delivery of same, including Warrant Certificates, and completing filings required by any securities regulatory authority or exchange. Such personal information may be disclosed by the Company to (a) governmental agencies or securities regulatory authorities and commissions, or stock exchanges, (b) the Company’s registrar and transfer agent, (c) any government agency (including any taxing authorities), board or other entity and (d) any other parties involved in this Offering and may be included in record books in connection with this Offering. By executing this Agreement, the Subscriber consents to the foregoing collection, use and disclosure of such personal information;

(nn)	the Subscriber acknowledges being notified that (i) the Company will deliver to the applicable securities regulatory authority or regulator certain personal information pertaining to the Subscriber, including such Subscriber’s full name, residential address and telephone number, email address, the number of Purchased Units purchased by such Subscriber, the total purchase price paid for such Purchased Units, the prospectus exemption relied on and the date of distribution of the Purchased Units; (ii) such information is being collected indirectly by the applicable securities regulatory authority or regulator under the authority granted to it in securities legislation; (iii) such information is being collected for the purposes of the administration and enforcement of the securities legislation of the local Canadian jurisdiction; and (iv) the Subscriber may contact the public officials listed on Schedule D with respect to questions about the securities regulatory authority’s or regulator’s indirect collection of such information;

Larger Offering and No Guarantee of Completion

(oo)	the Subscriber acknowledges that the purchase by the Subscriber forms part of the Offering described herein for aggregate gross proceeds of up to approximately C$5,000,000. The Subscriber understands that Units sold by the Company under the Offering may be completed in more than one tranche and, accordingly, there may be more than one “Closing Date” for the Offering. The Subscriber understands and acknowledges that there is no guarantee the Offering of the size contemplated or any size will be completed;

Counsel to Company

(pp)	Fasken Martineau DuMoulin LLP is acting solely as Canadian legal counsel to the Company, and it is not acting as counsel to the Subscriber nor assumes any responsibility or liability of any nature whatsoever for the accuracy or adequacy of any of the information furnished to the Subscriber in connection with the Offering and does not assume any responsibility or liability of any nature whatsoever for the accuracy or adequacy of the information upon which the Subscriber’s investment decision has been made. The Company’s counsel, Fasken Martineau DuMoulin LLP, is entitled to the benefit of this subsection;

8.            Reliance upon Representations, Warranties and Covenants by the Company

The Subscriber acknowledges that the representations, warranties and covenants made by the Subscriber in this Agreement (including without limitation those made in each schedule attached hereto, as applicable) are made with the intent that they may be relied upon by the Company and its counsel to, among other things, determine the Subscriber’s eligibility to purchase the Purchased Units, including the availability of exemptions from the registration and prospectus requirements of applicable Securities Laws in connection with the issuance of the Purchased Units to the Subscriber. The Subscriber further covenants to the Company that by accepting the Purchased Units, the Subscriber shall be representing and warranting that such representations and warranties are true as at the applicable Closing Date with the same force and effect as if they had been made by the Subscriber at the applicable Closing Date and that the covenants of the Subscriber made by it in this Agreement to be performed prior to the applicable Closing Date have been performed. The Subscriber further agrees to indemnify the Company and its affiliates, shareholders and their respective directors, officers, employees, advisers and agents, and their respective counsel, against all losses, claims, costs, expenses, damages and liabilities which any of them may suffer or incur and which are caused by or arise from any inaccuracy in, or breach or misrepresentation by the Subscriber of, any such representations, warranties and covenants. The Subscriber undertakes to immediately notify the Company of any change in any statement or other information relating to the Subscriber set forth herein that takes place prior to the applicable Closing Date.

9.            Representations, Warranties and Covenants of the Company

The Company represents and warrants as follows to the Subscriber at the date of this Agreement and at the Closing Time and acknowledges and confirms that the Subscriber is relying upon such representations and warranties in connection with the offer, sale and issuance of the Purchased Units to the Subscriber:

(a)	the Company is a corporation incorporated and existing under the laws of the State of Delaware;

(b)	the execution and delivery of, and performance by the Company of this Agreement have been authorized by all necessary corporate action on the part of the Company;

(c)	this Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company enforceable against it in accordance with its terms; and

(d)	the Company has complied with Securities Laws in connection with the offer, sale and issuance of the Units.

10.           General

(a)	Headings: The division of this Agreement into articles and sections and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation of this Agreement. The terms “this Agreement”, “hereof”, “hereunder”, “herein” and similar expressions refer to this Agreement and not to any particular article, section or other portion hereof and include any agreement supplemental thereto and any schedules and appendices attached hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to articles, sections and paragraphs are to articles, sections, subsections and paragraphs of this Agreement.

(b)	Number and Gender: Words importing the singular number only will include the plural and vice versa, words importing the masculine gender will include the feminine gender and neuter and vice versa.

(c)	Severability: If one or more of the provisions contained in this Agreement will be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality or enforceability of the remaining provisions hereof will not be affected or impaired thereby. Each of the provisions of this Agreement is hereby declared to be separate and distinct.

(d)	Subscriber’s Costs: The Subscriber acknowledges and agrees that all costs incurred by the Subscriber, including any fees and disbursements of any counsel retained by the Subscriber relating to the sale of the Purchased Units issued hereunder shall be borne by the Subscriber.

(e)	Notices: All notices or other communications to be given hereunder will be delivered by hand or by e-mail, and if delivered by hand, will be deemed to have been given on the date of delivery or, if sent by email, on the date of transmission if sent before 5:00 p.m. Eastern time and such day is a Business Day or, if not, on the first Business Day following the date of transmission.

Notices to the Company will be addressed to:

Golden Minerals Company

1312 17th Street, Unit #2136

Denver, Colorado, 80202

U.S.A.

Attention: David Watkins, President and CEO

Email: david.watkins@goldenminerals.com

with a copy (which will not constitute notice) to:

Fasken Martineau DuMoulin LLP

Bay Adelaide Centre

333 Bay Street, Suite 2400

P.O. Box 20

Toronto, ON M5H 2T6

Attention: John Sabetti

Email: jsabetti@fasken.com

Notices to the Subscriber will be addressed to the address of the Subscriber set out on the execution pages hereof.

Either the Company or the Subscriber may change its address for service aforesaid by notice in writing to the other party hereto specifying its new address for service hereunder.

(f)	Further Assurances: Each party hereto will from time to time at the request of the other party hereto do such further acts and execute and deliver such further instruments, deeds and documents as will be reasonably required in order to fully perform and carry out the provisions of this Agreement. The parties hereto agree to act honestly and in good faith in the performance of their respective obligations hereunder.

(g)	Successors and Assigns: Except as otherwise provided, this Agreement will enure to the benefit of and will be binding upon the parties hereto and their respective successors and permitted assigns.

(h)	Entire Agreement: The terms of this Agreement express and constitute the entire agreement between the parties hereto with respect to the subject matter hereof and no implied term or liability of any kind is created or will arise by reason of anything in this Agreement.

(i)	Time of Essence: Time is of the essence of this Agreement.

(j)	Amendments: Neither this Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

(k)	Survival: This Agreement, including without limitation the representations, warranties and covenants contained herein and in each applicable schedule, shall survive and continue in full force and effect and be binding upon the Company and the Subscriber, notwithstanding the completion of the purchase of the Purchased Units by the Subscriber pursuant hereto, or the subsequent disposition of the Unit Shares or the Warrants comprising the Purchased Units (or the underlying Warrant Shares) by the Subscriber.

(l)	Governing Law: This Agreement will be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and the parties hereto irrevocably attorn to the jurisdiction of the courts of the Province of Ontario.

(m)	Counterparts: This Agreement may be executed in two or more counterparts which when taken together will constitute one and the same agreement. Delivery of counterparts may be effected by PDF or facsimile transmission thereof. If less than a complete copy of this Agreement is delivered to the Company, it and its advisors are entitled to assume that the Subscriber accepts and agrees to all the terms and conditions of the pages not delivered, unaltered.

(n)	Facsimile Copies: The Company will be entitled to rely on an electronically scanned (PDF) or a facsimile copy of an executed Agreement and acceptance by the Company of such electronic or facsimile subscription will be legally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms thereof.

(o)	Assignment: This Agreement may not be assigned by either party except with the prior written consent of the other party hereto.

(p)	Language: The Subscriber acknowledges that it has consented to and requested that all documents evidencing or relating in any way to the sale of the Purchased Units be drawn up in the English language only. Il est de la volonté expresse du souscripteur que la convention de souscription ainsi que tout document connexe soient rédigés en langue anglaise uniquement.

If the foregoing is in accordance with your understanding, please sign and return this Agreement together with the other required documents signifying your agreement to purchase the Purchased Units.

Schedule A

CANADIAN Accredited Investor Certificate

To:                 GOLDEN MINERALS COMPANY (the “Company”)

The categories listed herein contain certain specifically defined terms. If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate.

Capitalized terms not specifically defined in this Schedule A have the meanings ascribed to them in the Subscription Agreement to which this Schedule A is attached.

In connection with the purchase by the undersigned Subscriber of the Purchased Units the Subscriber hereby represents, warrants, covenants and certifies to the Company (and acknowledges that the Company and its counsel are relying thereon) that:

(a)	the Subscriber is resident in or otherwise subject to the securities laws of one of the Provinces or Territories of Canada;

(b)	the Subscriber is purchasing the Purchased Units as principal for its own account and not for the benefit of any other person or is deemed to be purchasing as principal pursuant to NI 45-106;

(c)	the Subscriber is, and at the Closing Time, will be, an “accredited investor” within the meaning of NI 45-106 or Section 73.3 of the Securities Act (Ontario) on the basis that the undersigned fits within one of the categories of an “accredited investor” reproduced below beside which the undersigned has indicated the undersigned belongs to such category;

(d)	the Subscriber was not created and is not used solely to purchase or hold securities as an accredited investor as described in paragraph (m) below; and

(e)	upon execution of this Schedule A by the Subscriber, including, if applicable, Appendix 1 to this Schedule A, this Schedule A shall be incorporated into and form a part of the Subscription Agreement.

(PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR)

NOTE: If you check the box beside paragraphs (j), (k) or (l) below, you must complete and execute Appendix 1 to this Schedule A.

☐	(a) a Canadian financial institution, or a Schedule III bank (or in Ontario, a bank listed in Schedule I, II, or III of the Bank Act (Canada));
☐	(b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);
☐

(c)        a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐	(d) a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer;

☐	(e) an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);
☐

(e.1)     an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐	(f) the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada;
☐

(g)       a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

☐	(h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;
☐	(i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada;
☐

(j)         an individual who, either alone or with a spouse, beneficially owns, financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000;

If you check beside paragraph (j) above, you must complete and execute Appendix 1 to this Schedule A.

☐	(j.1) an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000;
☐

(k)        an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

If you check beside paragraph (k) above, you must complete and execute Appendix 1 to this Schedule A.

☐	(l) an individual who, either alone or with a spouse, has net assets of at least $5,000,000; If you check beside paragraph (l) above, you must complete and execute Appendix 1 to this Schedule A.
☐	(m) a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;
☐

(n)        an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], or 2.19 [Additional investment in investment funds] of NI 45-106, or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

☐

(o)        an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐

(p)        a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐

(q)        a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

☐

(r)        a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;
☐

(t)        a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐	(u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;
☐	(v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor; or
☐

(w)       a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

For the purposes hereof, the following definitions are included for convenience:

A.	“bank” means a bank named in Schedule I or II of the Bank Act (Canada);

B.	“Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or credit union league or federation that, in each case, is authorized by an enactment of a statute of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

C.	“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

D.	“entity” means a company, syndicate, partnership, trust or unincorporated organization;

E.	“financial assets” means (i) cash, (ii) securities, or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

F.	“founder” means, in respect of an issuer, a person who, (i) acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and (ii) at the time of the distribution or trade is actively involved in the business of the issuer;

G.	“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

H.	“individual” means a natural person, but does not include a partnership, unincorporated association, unincorporated organization, trust, or a natural person in his or her capacity as trustee, executor, administrator or other legal personal representative;

I.	“investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments and a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c. 429 whose business objective is making multiple investments;

J.	“person” includes (a) an individual, (b) a corporation, (c) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and (d) an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

K.	“related liabilities” means (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets or (ii) liabilities that are secured by financial assets;

L.	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

M.	“spouse” means an individual who (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

N.	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

In NI 45-106 a person or company is an affiliate of another person or company if one is a subsidiary of the other, or if each of them is controlled by the same person or company.

In NI 45-106 and except in Part 2 Division 4 of NI 45-106, a person (first person) is considered to control another person (second person) if (a) the first person beneficially owns or directly or indirectly exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

In NI 45-106 a trust company or trust corporation described in paragraph (p) above of the definition of “accredited investor” (other than in respect of a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada) is deemed to be purchasing as principal.

In NI 45-106 a person described in paragraph (q) above of the definition of “accredited investor” is deemed to be purchasing as principal.

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Time. If any such representations shall not be true and accurate prior to the Closing Time, the undersigned shall give immediate written notice of such fact to the Company prior to the Closing Time.

DATED:	SIGNED:

X	X
Witness (if Subscriber is an individual)

Print the name of Witness	Print the name of Subscriber

If Subscriber is not an Individual, print name and title of Authorized Signing Officer

Appendix 1 to Schedule A
Risk Acknowledgement Certificate

Form 45-106F9
Form for Individual Accredited Investors

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Units (comprised of one common share and one half of one common share purchase warrant)	Issuer: Golden Minerals Company
Purchased from: Golden Minerals Company
SECTIONS 2 TO 4 TO BE COMPLETED BY THE SUBSCRIBER
2. Risk acknowledgement
This investment is risky. Initial to the right of each category that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $_____________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
• Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)
• Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

• Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
• Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature: X	Date: ____________, 2026
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the subscriber with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):
Telephone:	E-mail:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

Golden Minerals Company

1312 17th Street, Unit #2136

Denver, Colorado, 80202

U.S.A.

Attention: David Watkins, President and CEO

Email: david.watkins@goldenminerals.com
Telephone: +1-303-839-5060

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1. The information in sections 1, 5 and 6 must be completed before the subscriber completes and signs the form.

2. The subscriber must sign this form. Each of the subscriber and the issuer or selling security holder must receive a copy of this form signed by the subscriber. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

Schedule B

QUALIFIED INSTITUTIONAL BUYER LETTER

TO:	Golden Minerals Company (the “Company”)

In connection with its agreement to purchase the Purchased Units, the undersigned Subscriber, on its own behalf and on behalf of any investor account for which it is purchasing the Purchased Units (and, for the avoidance of doubt for purposes of this Schedule B all references to Subscriber shall include references to any investor account), acknowledges, represents, warrants, covenants and agrees with the Company, as follows (capitalized terms used but not defined herein are as defined in the Agreement to which this Schedule B is attached):

(i)	the Subscriber is authorized to consummate the purchase of the Purchased Units;

(ii)	The Subscriber has such knowledge, skill and experience in financial, investment and business matters as to be capable of evaluating the merits and risks of an investment in the Purchased Units and it is, for an indefinite period of time, able to bear the economic risk, and withstand a complete loss, of its entire investment;

(iii)	The Company has provided to the Subscriber the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Purchased Units and that any answers to questions and any request for information have been complied with to the Subscriber’s satisfaction;

(iv)	The Subscriber is a Qualified Institutional Buyer and is acquiring the Purchased Units for its own account, or for the account of one or more persons who each qualify as a Qualified Institutional Buyer, in each case for investment purposes only and not with a view to any resale, distribution or other disposition of the Purchased Units in violation of the United States federal or state securities laws;

(v)	The Subscriber understands that the Unit Shares and the Warrants (and the underlying Warrant Shares) have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States and will be “restricted securities”, as defined in Rule 144 under the U.S. Securities Act. The offer and sale of the Unit Shares and the Warrants (and the underlying Warrant Shares) in the United States and to, or for the account or benefit of, U.S. Persons is being made in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Rule 506(b) of Regulation D and/or Section 4(a)(2) of the U.S. Securities Act and similar exemptions under applicable state securities laws;

(vi)	The Subscriber has not purchased the Purchased Units as a result of any form of “general solicitation” or “general advertising” (as those terms are used in Regulation D under the U.S. Securities Act), including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or the Internet or broadcast over radio, television or the Internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(vii)	The Subscriber consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement (including this Schedule B);

(viii)	The Subscriber understands and acknowledges that the Unit Shares and the Warrants (and the underlying Warrant Shares) are “restricted securities” as defined in Rule 144(a)(3) under the U.S. Securities Act (“Restricted Securities”). To induce the Company to issue the Unit Shares and the Warrants (and the underlying Warrant Shares) to the Subscriber without a U.S. Securities Act restrictive legend, the undersigned represents, warrants and covenants to the Company as follows (collectively, the “Restricted Security Agreements”):

(a)	if in the future it decides to offer, sell, pledge, or otherwise transfer, directly or indirectly, any of the Unit Shares or the Warrants (and the underlying Warrant Shares), it will do so only: (A) to the Company or its subsidiaries (though the Company or its subsidiaries are under no obligation to purchase any such securities), (B) outside the United States in accordance with Rule 904 of Regulation S and in compliance with applicable local laws and regulations, or (C) pursuant to a registration statement that has been declared effective under the U.S. Securities Act, and, in each case, in compliance with applicable U.S. state securities laws;

(b)	it will cause any nominee holding the Unit Shares and the Warrants (and the underlying Warrant Shares) on its behalf and the beneficial purchasers, if any, of the Unit Shares and the Warrants (and the underlying Warrant Shares) to comply with the Restricted Security Agreements;

(c)	for so long as the Unit Shares and the Warrants (and the underlying Warrant Shares) constitute Restricted Securities, it will not deposit any of such securities into the facilities of the Depository Trust Company, or a successor depository within the United States, or arrange for the registration of any such securities with Cede & Co. or any successor thereto; and

(d)	if at the time of exercise of any Warrants for Warrant Shares, the undersigned is not a Qualified Institutional Buyer but the Warrants may otherwise be exercised in accordance with an exemption from the registration requirements of the U.S. Securities Act and any applicable securities laws of any state of the United States, the certificates representing the Warrant Shares issuable upon such exercise will bear a legend restricting their transfer under applicable United States federal and state securities laws;

(ix)	The Subscriber acknowledges that the Unit Shares, the Warrants and the Warrant Shares will not be represented by certificates that bear a U.S. restrictive legend or identified by a restricted CUSIP number in reliance on the acknowledgments, representations, warranties, covenants and agreements contained in this Agreement and this Schedule B, including that it has in place or will adopt and implement internal controls and procedures to ensure that the restrictions on transfer contained herein are complied with;

(x)	The Subscriber has implemented appropriate internal controls and procedures to ensure that the Unit Shares and the Warrants (and the underlying Warrant Shares) shall be properly identified in its records as Restricted Securities that are subject to the re-sale and transfer restrictions set forth above notwithstanding the absence of a U.S. restrictive legend;

(xi)	The Subscriber is not an “affiliate” (as defined in Rule 144 under the U.S. Securities Act) of the Company and it is not acting on behalf of an affiliate of the Company;

(xii)	The Subscriber is aware that (i) purchasing, holding and disposing of the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares) may have tax consequences under the laws of both Canada and the United States, (ii) the tax consequences for prospective investors who are resident in, or citizens of, the United States are not fully described in this Agreement, and (iii) it is solely responsible for determining the tax consequences applicable to its particular circumstances and should consult its own tax advisers concerning investment in the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares);

(xiii)	The Subscriber acknowledges and agrees that the Company has no obligation or intention to file any registration statement under the U.S. Securities Act with respect to the issuance of any of the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares). The Subscriber further acknowledges and agrees that the Company will undertake to file a registration statement (the “Registration Statement”) under the U.S. Securities Act and to cause the Registration Statement to become effective to permit the resale of the Unit Shares and the Warrant Shares without restriction in the United States. There is no guarantee that the Registration Statement to be filed by the Company will become effective;

(xiv)	The Subscriber understands and acknowledges that no agency, governmental authority, regulatory body, stock exchange or other entity (including, without limitation, the United States Securities and Exchange Commission or any state securities commission) has made any finding or determination as to the merit of investment in, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, the Purchased Units; and

(xv)	The Subscriber acknowledges that the acknowledgements, representations, warranties, covenants and agreements contained herein are made by it with the intent that they may be relied upon by the Company, in determining the Subscriber’s eligibility or the eligibility of others on whose behalf it is contracting thereunder to purchase the Purchased Units. The Subscriber agrees that by accepting the Purchased Units it shall be representing and warranting that the acknowledgements, representations, warranties, covenants and agreements contained herein are true as at the Closing with the same force and effect as if they had been made by it as of the Closing and that they shall survive the purchase by the Subscriber of the Purchased Units and shall continue in full force and effect notwithstanding any subsequent disposition by it of such Purchased Units.

Date: _____________________
(Full Name of U.S. Subscriber – please print)

(Authorized Signature)

(Name and Official Capacity – please print)

Schedule C

U.S. ACCREDITED INVESTOR CERTIFICATE

TO:	Golden Minerals Company (the “Company”)

In connection with its agreement to purchase the Purchased Units, the undersigned Subscriber, on its own behalf and on behalf of any investor account for which it is purchasing the Purchased Units (and, for the avoidance of doubt for purposes of this Schedule C, all references to Subscriber shall include references to any investor account), acknowledges, represents, warrants, covenants and agrees with the Company as follows (capitalized terms used but not defined herein are as defined in the Agreement to which this Schedule C is attached):

(i)	The Subscriber (i) is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the U.S. Securities Act and is acquiring the Purchased Units for its own account or for the account of one or more “accredited investors” with respect to which it exercises sole investment discretion (“Beneficial Purchaser”), and not with a view to resale, distribution or other disposition of any of the Purchased Units (including the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares)) in violation of United States federal or state securities laws and (ii) satisfies one or more of the categories indicated below (please place an “X” and initial on the appropriate line or lines and, if there is a Beneficial Purchaser, the Subscriber must mark “P” beside the category applicable to the Subscriber and “BP” beside the category applicable to the Beneficial Purchaser), and is:

Category 1. [Rule 501(a)(1)]	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
Category 2. [Rule 501(a)(1)]	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
Category 3. [Rule 501(a)(1)]	A broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934, as amended; or
Category 4. [Rule 501(a)(1)]	An investment adviser registered pursuant to Section 203 of the U.S. Investment Advisers Act of 1940, as amended, or registered pursuant to the laws of a state; or

Category 5. [Rule 501(a)(1)]	An investment adviser relying on the exemption from registering with the U.S. Securities and Exchange Commission under Section 203(l) or (m) of the U.S. Investment Advisers Act of 1940, as amended; or
Category 6. [Rule 501(a)(1)]	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or
Category 7. [Rule 501(a)(1)]	An investment company registered under the U.S. Investment Company Act of 1940, as amended; or
Category 8. [Rule 501(a)(1)]	A business development company as defined in Section 2(a)(48) of the U.S. Investment Company Act of 1940, as amended; or
Category 9. [Rule 501(a)(1)]	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958, as amended; or
Category 10. [Rule 501(a)(1)]	A Rural Business Investment Company as defined in Section 384A of the U.S. Consolidated Farm and Rural Development Act of 1972, as amended; or
Category 11. [Rule 501(a)(1)]	A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of U.S. $5,000,000; or
Category 12. [Rule 501(a)(1)]	An employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, as amended, in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are U.S. Accredited Investors; or

Category 13. [Rule 501(a)(2)]	A private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940, as amended; or
Category 14. [Rule 501(a)(3)]	An organization described in Section 501(c)(3) of the U.S. Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, a partnership, or a limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or
Category 15. [Rule 501(a)(4)]	A director or executive officer of the Company; or
Category 16. [Rule 501(a)(5)]

A natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, exceeds U.S. $1,000,000; or

(Note: For the purposes of calculating “net worth”

(i)            the person’s primary residence shall not be included as an asset;

(ii)           indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the closing of the Offering, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the closing of the Offering exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(iii)          indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability.)

(Note: For the purposes of calculating “joint net worth”, joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent, and assets need not be held jointly to be included in the calculation. Reliance on the joint net worth standard does not require that the securities be purchased jointly.)

(Note: The term “spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.)

Category 17. [Rule 501(a)(6)]

A natural person who had an individual income in excess of U.S. $200,000 in each year of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

(Note: The term “spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.)

Category 18. [Rule 501(a)(7)]	A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under Regulation D under the U.S. Securities Act; or
Category 19. [Rule 501(a)(8)]

An entity in which all of the equity owners are U.S. Accredited Investors; or

(Note: It is permissible to look through various forms of equity ownership to natural persons in determining the U.S. Accredited Investor status of entities under this category. If those natural persons are themselves U.S. Accredited Investors, and if all other equity owners of the entity seeking U.S. Accredited Investor status are U.S. Accredited Investors, then this category may be available.)

Category 20. [Rule 501(a)(9)]	An entity, of a type not listed in Categories 1 through 14, 18 or 19 above, not formed for the specific purpose of acquiring the securities offered, owning “investments” (as defined in Rule 2a51-1(b) under the U.S. Investment Company Act of 1940, as amended) in excess of U.S. $5,000,000; or
Category 21. [Rule 501(a)(10)]

A natural person holding in good standing one or more of the following professional licenses:

(i)         General Securities Representative license (Series 7);

(ii)        Private Securities Offerings Representative license (Series 82), or

(iii)       Investment Adviser Representative license (Series 65); or

Category 22. [Rule 501(a)(12)]

A “family office” (as defined in Rule 202(a)(11)(G)-1 under the U.S. Investment Advisers Act of 1940, as amended):

(i)           with assets under management in excess of U.S. $5,000,000,

(ii)          that is not formed for the specific purpose of acquiring the securities offered, and

(iii)          whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

Category 23. [Rule 501(a)(13)]	A “family client” (as defined in Rule 202(a)(11)(G)-1 under the U.S. Investment Advisers Act of 1940, as amended) of a family office meeting the requirements in Category 22 above and whose prospective investment in the issuer is directed by such family office pursuant to clause (iii) of Category 22;

(ii)	The Subscriber has such knowledge, skill and experience in financial, investment and business matters as to be capable of evaluating the merits and risks of an investment in the Purchased Units and it is, for an indefinite period of time, able to bear the economic risk, and withstand a complete loss, of its entire investment;

(iii)	The Company has provided to the Subscriber the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Purchased Units, and that any answers to questions and any request for information have been complied with to the Subscriber’s satisfaction;

(iv)	The Subscriber is acquiring the Purchased Units for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Purchased Units in violation of the United States federal or state securities laws;

(v)	The Subscriber understands (i) that the Unit Shares and the Warrants (and the underlying Warrant Shares) have not been and will not be registered under the U.S. Securities Act or the applicable securities laws of any state of the United States and the Unit Shares and the Warrants (and the underlying Warrant Shares) will be “restricted securities”, as defined in Rule 144 under the U.S. Securities Act; (ii) the sale hereby is being made in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Rule 506(b) of Regulation D and/or Section 4(a)(2) of the U.S. Securities Act and similar exemptions under applicable state securities laws; and (iii) subject to certain exceptions provided under the U.S. Securities Act and except as set forth herein, such securities may not be transferred in the United States unless such securities are registered under the U.S. Securities Act and applicable state securities laws, or unless an exemption from such registration requirements is available;

(vi)	The Subscriber has not purchased the Purchased Units as a result of any form of “general solicitation” or “general advertising” (as those terms are used in Regulation D under the U.S. Securities Act), including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or the Internet or broadcast over radio, television or the Internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(vii)	The Unit Shares and the Warrant Certificates representing the Warrants comprising the Purchased Units and the underlying Warrant Shares issued to the Subscriber shall bear the following legend upon the original issuance and until the legend is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws:

“THE SECURITIES REPRESENTED HEREBY [FOR WARRANTS ADD: AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF] HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT, (D) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (1) RULE 144 THEREUNDER, IF AVAILABLE, OR (2) RULE 144A THEREUNDER, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR (E) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS AND, IN THE CASE OF (D)(1) AND (E) ABOVE, AFTER THE SELLER FURNISHES TO THE ISSUER AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO SUCH EFFECT. THE SECURITIES REPRESENTED HEREBY [FOR WARRANTS ADD: AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF] MAY NOT BE HEDGED EXCEPT IN COMPLIANCE WITH THE U.S. SECURITIES ACT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided that, if any of the Unit Shares, Warrants or underlying Warrant Shares are being sold pursuant to an effective registration statement under the U.S. Securities Act or under Rule 144 under the U.S. Securities Act, the legend may be removed by delivering to the Company and the Company’s registrar and transfer agent an opinion of counsel of recognized standing reasonably satisfactory to the Company that the legend is no longer required under applicable requirements of the U.S. Securities Act or applicable U.S. state securities laws;

(viii)	the Warrants may not be exercised in the United States or by, or on behalf of, a U.S. Person or a person in the United States unless exemptions are available from the registration requirements of the U.S. Securities Act and the securities laws of all applicable states, and the holder of the Warrants has furnished an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company to such effect; provided that a holder of Warrants (a “Warrantholder”) will not be required to deliver an opinion of counsel in connection with its due exercise of the Warrants that comprise part of the Purchased Units, for its own account or for the account of the original beneficial purchaser, if any, at a time when the Warrantholder and such original beneficial purchaser, if any, are U.S. Accredited Investors. The certificates or statements representing the Warrants and all certificates or statements issued in exchange therefor or in substitution thereof, shall bear a legend substantially in the following form:

“THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE HEDGED EXCEPT IN COMPLIANCE WITH THE U.S. SECURITIES ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”

(ix)	If the Subscriber decides to offer, sell, pledge or otherwise transfer any of the Unit Shares or the Warrants (or the underlying Warrant Shares) it will not offer, sell, pledge or otherwise transfer any of such securities, directly or indirectly, unless:

(a)	the transfer is to the Company;

(b)	the transfer is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S and in compliance with applicable local laws and regulations;

(c)	the transfer is pursuant to the exemption from the registration requirements of the U.S. Securities Act provided by (i) Rule 144 thereunder, if available, or (ii) Rule 144A thereunder, if available, and in accordance with any applicable U.S. state securities laws;

(d)	the transfer is in another transaction that does not require registration under the U.S. Securities Act or any applicable United States state securities laws; or

(e)	the transfer is pursuant to a registration statement that has been declared effective under the U.S. Securities Act,

and, in the case of each of (c)(i) and (d) (and, if required by the Company or the Company’s transfer agent, in the case of (b)), it has prior to such sale furnished to the Company and the Company’s transfer agent an opinion of counsel or such other evidence in form and substance reasonably satisfactory to the Company and the Company’s transfer agent stating that such transaction is exempt from registration under the U.S. Securities Act and applicable U.S. state securities laws;

(x)	The Subscriber acknowledges that (i) if the Company is ever determined to be an issuer that is, or that has been at any time previously, an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents, Rule 144 under the U.S. Securities Act may not be available for re-sales of the Purchased Units (including the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares)) and (ii) the Company is not obligated to take, and has no present intention of taking, any action to make Rule 144 under the U.S. Securities Act (or any other exemption) available for re-sales of the Purchased Units (including the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares));

(xi)	The Subscriber consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement (including this Schedule C);

(xii)	The Subscriber is aware that (i) purchasing, holding and disposing of the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares) may have tax consequences under the laws of both Canada and the United States, (ii) the tax consequences for prospective investors who are resident in, or citizens of, the United States are not fully described in this Agreement, and (iii) it is solely responsible for determining the tax consequences applicable to its particular circumstances and should consult its own tax advisers concerning investment in the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares);

(xiii)	The Subscriber acknowledges and agrees that the Company has no obligation or intention to file any registration statement under the U.S. Securities Act with respect to the issuance of any of the Unit Shares and the Warrants comprising the Purchased Units (and the underlying Warrant Shares). The Subscriber further acknowledges and agrees that the Company will undertake to file a registration statement (the “Registration Statement”) under the U.S. Securities Act and to cause the Registration Statement to become effective to permit the resale of the Unit Shares and the Warrant Shares without restriction in the United States. There is no guarantee that the Registration Statement to be filed by the Company will become effective;

(xiv)	The Subscriber understands and acknowledges that no agency, governmental authority, regulatory body, stock exchange or other entity (including, without limitation, the United States Securities and Exchange Commission or any state securities commission) has made any finding or determination as to the merit of investment in, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, the Purchased Units; and

(xv)	The Subscriber acknowledges that the acknowledgements, representations, warranties, covenants and agreements contained herein are made by it with the intent that they may be relied upon by the Company in determining the Subscriber’s eligibility or the eligibility of others on whose behalf it is contracting thereunder to purchase the Purchased Units. The Subscriber agrees that by accepting the Purchased Units it shall be representing and warranting that the acknowledgements, representations, warranties, covenants and agreements contained herein are true as at the Closing with the same force and effect as if they had been made by it as of the Closing and that they shall survive the purchase by the Subscriber of the Purchased Units and shall continue in full force and effect notwithstanding any subsequent disposition by it of such Purchased Units.

Date: _____________________
(Full Name of U.S. Subscriber – please print)

(Authorized Signature)

(Name and Official Capacity – please print)

Schedule D

Contact Information
Provincial AND TERRITORIAL Securities Regulatory Authorities

Alberta Securities Commission

Suite 600, 250 – 5th Street SW

Calgary, Alberta T2P 0R4

Telephone: (403) 297-6454

Toll free in Canada: 1-877-355-0585

Facsimile: (403) 297-2082

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: (604) 899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: (604) 899-6581

Email: inquiries@bcsc.bc.ca

The Manitoba Securities Commission

500 – 400 St. Mary Avenue

Winnipeg, Manitoba R3C 4K5

Telephone: (204) 945-2548

Toll free in Manitoba 1-800-655-5244

Facsimile: (204) 945-0330

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: (506) 658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: (506) 658-3059

Email: info@fcnb.ca

Government of Newfoundland and Labrador

Financial Services Regulation Division

P.O. Box 8700

Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John’s, Newfoundland and Labrador A1B 4J6

Attention: Director of Securities

Telephone: (709) 729-4189

Facsimile: (709) 729-6187

Autorité des marchés financiers

800, Square Victoria, 22e étage

C.P. 246, Tour de la Bourse

Montréal, Québec H4Z 1G3

Telephone: (514) 395-0337 or 1-877-525-0337

Facsimile: (514) 873-6155 (For filing purposes only)

Facsimile: (514) 864-6381 (For privacy requests only)

Email: financementdessocietes@lautorite.qc.ca

(For corporate finance issuers);

Email: fonds_dinvestissement@lautorite.qc.ca

(For investment fund issuers)

Government of the Northwest Territories, Office of the Superintendent of Securities

P.O. Box 1320

Yellowknife, Northwest Territories X1A 2L9

Attention: Deputy Superintendent, Legal & Enforcement

Telephone: (867) 920-8984

Facsimile: (867) 873-0243

Nova Scotia Securities Commission

Suite 400, 5251 Duke Street

Duke Tower, P.O. Box 458

Halifax, Nova Scotia B3J 2P8

Telephone: (902) 424-7768

Facsimile: (902) 424-4625

Government of Nunavut, Department of Justice

Legal Registries Division

P.O. Box 1000, Station 570

1st Floor, Brown Building

Iqaluit, Nunavut X0A 0H0

Telephone: (867) 975-6590

Facsimile: (867) 975-6594

Ontario Securities Commission

20 Queen Street West, 20th Floor

Toronto, Ontario M5H 3S8

Telephone: (416) 593- 8314

Toll free in Canada: 1-877-785-1555

Facsimile: (416) 593-3693

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact regarding indirect collection of information: Inquiries Officer

Prince Edward Island Securities Office

95 Rochford Street, 4th Floor Shaw Building

P.O. Box 2000

Charlottetown, Prince Edward Island C1A 7N8

Telephone: (902) 368-4550

Facsimile: (902) 368-5283

Financial and Consumer Affairs Authority of Saskatchewan

4th Floor, 2365 Albert Street,

Regina, SK S4P 4K1

Telephone: (306) 787-5645

Facsimile: (306) 787-5899

Office of the Superintendent of Securities

307 Black Street,

1st Floor, Whitehorse, YT Y1A 2N

Telephone: (867) 667-5466

Facsimile: (867) 393-6251

Email: securities@yukon.ca

D-1